                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): November 15, 2007


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                                Explanatory Note
                                ----------------

         This Form 8-K/A is being filed by Cooperative Bankshares, Inc. (the "Company") to file the Company's Amended and Restated Bylaws, rather than the Amended and Restated Bylaws of Cooperative Bank, the Company's wholly owned subsidiary, as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on November 16, 2007. The corrected Form 8-K follows.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR.
              -----------

         (a) On November 15, 2007, the Board of Directors of Cooperative Bankshares, Inc. (the "Company") amended and restated: (i) Article II, Sections 5 and 9 of the Company's Amended and Restated Bylaws (the "Bylaws") to permit the electronic delivery of written notices of stockholders' meetings and the electronic submission of stockholder voting instructions; (ii) Article III,
Section 3 of the Bylaws to provide the Board of Directors with the discretion to permit an incumbent director to serve on the Company's Board or to stand for election despite the Bylaws' existing 72-year age limitation; (iii) Article VI, Sections 1 and 2 of the Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares; and (iv) Article X of the Bylaws to eliminate the requirement that all amendments to the Bylaws be filed with the North Carolina Department of Economic and Community Development, or any successor agency.

         Previously, the Company's Bylaws (i) did not provide for the electronic delivery of notices of stockholders' meetings or stockholder voting instructions, (ii) did not provide the Board of Directors with the discretion to permit an incumbent director to serve on the Company's Board despite the Bylaws' 72-year age limitation, (iii) did not authorize the issuance of uncertificated shares and (iv) required that all amendments to the Bylaws be filed with the North Carolina Department of Economic and Community Development, or any successor agency.

         A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS.
              ------------

         On November 16, 2007, the Company issued a press release announcing that on November 15, 2007, the Board of Directors declared the 2007 fourth quarter dividend of $0.05 per share. The dividend is payable on or about January 17, 2008, to stockholders of record as of January 2, 2008.

         The full text of the Company's press release dated November 16, 2007, issued in connection with the announcement, is attached as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

      (d)     Exhibits

              Number      Description
              ------      -----------

              3.2         Amended and Restated Bylaws of Cooperative Bankshares,
                          Inc.
              99.1        Press Release Dated November 16, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.



                                       /s/ Todd L. Sammons
                                       -----------------------------------------
                                       Todd L. Sammons
                                       Senior Vice President and Chief Financial
                                       Officer


Date:  November 19, 2007